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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                          -----------------------------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          ----------------------------

       Date of Report (date of earliest event reported): November 24, 1998

                                GLB BANCORP, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         State of Ohio               000-24255                   31-1529973
   --------------------------    --------------------        -------------------
         (State or other           (Commission File          (I.R.S. Employer
         jurisdiction or                Number)              Identification No.)
         incorporation)


         7001 Center Street, Mentor, Ohio                           44060
-----------------------------------------------------------    -----------------
         (Address of principal executive offices)               (Zip Code)

                                 (440) 974-0000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                               Page 1 of [ ] Pages
                        Exhibit Index Appears on Page [ ]



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ITEM 5. OTHER EVENTS.

         Attached and incorporated herein by reference as Exhibit 99.1 and
Exhibit 99.2, respectively, are copies of (1) a press release of GLB Bancorp, Inc. and Maple Leaf Financial, Inc. announcing the signing of a definitive agreement to merge the two companies and (2) the definitive merger agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

99.1 Press release dated November 25, 1998 announcing the signing of a definitive agreement to merge GLB Bancorp, Inc. and Maple Leaf Financial, Inc.

99.2 Agreement of Affiliation and Plan of Merger dated as of November 24, 1998 by and between GLB Bancorp, Inc. and Maple Leaf Financial, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GLB BANCORP, INC.


Date: December 1, 1998              By:     /s/ Richard T. Flenner, Jr.
                                           -----------------------------
                                           Richard T. Flenner, Jr.
                                           President and Chief Executive
                                           Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1 Press release dated November 25, 1998 announcing the signing of a definitive agreement to merge GLB Bancorp, Inc. and Maple Leaf Financial, Inc.

99.2 Agreement of Affiliation and Plan of Merger dated as of November 24, 1998 by and between GLB Bancorp, Inc. and Maple Leaf Financial, Inc.